UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2012

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

As previously reported, on May 24, 2012, Orthofix Holdings, Inc. (“Seller”), an indirect wholly owned subsidiary of Orthofix International N.V. (the “Company”), completed the sale of all issued and outstanding shares of capital stock of Breg, Inc. (“Breg”), an indirect wholly owned subsidiary of the Company, to Breg Acquisition Corp. (“Buyer”), a newly formed affiliate of Water Street Healthcare Partners II, L.P. (“Water Street”).  On May 31, 2012, the Company filed a Current Report on Form 8-K containing unaudited pro forma condensed consolidated financial statements of the Company required by Article 11 of Regulation S-X reflecting the estimated pro forma effect of the disposition on the Company.

On June 18, 2012, the Company made available supplemental unaudited consolidated quarterly statement of operations data for the fiscal year ended December 31, 2011 and quarter ending March 31, 2012 on its website at http://ir.orthofix.com/financials.cfm.  This supplemental unaudited financial data, which reflects Breg as a discontinued operation, has been prepared on the same basis as the consolidated statement of operations data for such year that has been previously filed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Form 10-Q for quarter ending March 31, 2012, and should be read together therewith.  This information has been posted solely for the purpose of providing additional detail related to the continuing and discontinued operations of the Company.

A copy of the Company’s supplemental unaudited consolidated quarterly statement of operations data for the fiscal year ended December 31, 2011 and quarter ending March 31, 2012 is furnished herewith as Exhibit 99.1.  The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Supplemental unaudited consolidated quarterly statement of operations data for Orthofix International N.V. and its subsidiaries for the fiscal year ended December 31, 2011 and quarter ending March 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Brian McCollum
Senior Vice President of Finance and Chief Financial Officer

Date: June 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1

Supplemental unaudited consolidated quarterly statement of operations data for Orthofix International N.V. and its subsidiaries for the fiscal year ended December 31, 2011 and quarter ending March 31, 2012